SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 16, 2008

Lehman ABS Corporation, on behalf of:

CORPORATE BACKED TRUST CERTIFICATES, FORD MOTOR COMPANY
NOTE-BACKED SERIES 2003-6 TRUST

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31645	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act(17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Corporate Backed Trust Certificates, Ford Motor Company Note-Backed Series 2003-6 Trust, which we refer to herein as the “Trust,” was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of March 13, 2003.

Item 8.01. OTHER EVENTS

On January 16, 2008 distribution was made to the holders of the certificates issued by the Trust.  Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Ford Motor Company, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For information on Ford Motor Company please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under Ford Motor Company’s Exchange Act file number, 001-03950.  The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.”  Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Ford Motor Company may be accessed on this site.  Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein.  Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibit is filed as part of this report:

1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, Ford Motor Company Note-Backed Series 2003-6 Certificate Holders for the period ending January 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 16, 2008

Lehman ABS Corporation

By:	/s/ Scott Barek
Name: Scott Barek
Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

1	Trustee’s Distribution Statement to the Corporate Backed Trust Certificates, Ford Motor Company Note-Backed Series 2003-6 Certificate Holders for the period ending January 16, 2008